                                                                    EXHIBIT 99.1

                              Bond Cash Flow Report
                        CONSECO 2001-A HOME EQUITY FIXED
                               Settlement 20010131

                                   Class I-A-1

             Prepayment(GRP): 125.00000;100. 00000... User _Curve_1
                 Default(GRP): 0.00000;0.00000... %CURR.BAL/MON
                        Recovery(GRP): 0.00000;0.00000...
                                LAG(GRP): 0;0;...

                                                                Principal                           Eff.
Prd       Date             Balance            Interest            Pmt                 Total        Coupon    Percent
---     --------        --------------      ------------      -------------       -------------    ------    -------
1       20010315        155,500,000.00      1,104,050.00      16,363,291.18       17,467,341.18    8.5200        100
2       20010415        139,136,708.82        658,580.42       5,368,083.62        6,026,664.04    5.6800         89
3       20010515        133,768,625.20        633,171.49       4,834,397.89        5,467,569.38    5.6800         86
4       20010615        128,934,227.31        610,288.68       5,420,102.95        6,030,391.62    5.6800         83
5       20010715        123,514,124.37        584,633.52       5,991,856.10        6,576,489.62    5.6800         79

6       20010815        117,522,268.26        556,272.07       6,546,727.34        7,102,999.41    5.6800         76
7       20010915        110,975,540.92        525,284.23       7,081,822.84        7,607,107.06    5.6800         71
8       20011015        103,893,718.08        491,763.60       7,594,308.47        8,086,072.07    5.6800         67
9       20011115         96,299,409.61        455,817.21       7,965,341.11        8,421,158.31    5.6800         62
10      20011215         88,334,068.50        418,114.59       7,909,832.16        8,327,946.75    5.6800         57

11      20020115         80,424,236.34        380,674.72       7,852,837.49        8,233,512.21    5.6800         52
12      20020215         72,571,398.86        343,504.62       7,663,436.84        8,006,941.46    5.6800         47
13      20020315         64,907,962.02        307,231.02       7,478,567.17        7,785,798.19    5.6800         42
14      20020415         57,429,394.85        271,832.47       7,298,120.57        7,569,953.04    5.6800         37
15      20020515         50,131,274.28        237,288.03       7,121,991.69        7,359,279.72    5.6800         32

16      20020615         43,009,282.59        203,577.27       6,950,077.67        7,153,654.94    5.6800         28
17      20020715         36,059,204.92        170,680.24       6,782,278.12        6,952,958.35    5.6800         23
18      20020815         29,276,926.80        138,577.45       6,618,495.01        6,757,072.46    5.6800         19
19      20020915         22,658,431.80        107,249.91       6,458,632.65        6,565,882.56    5.6800         15
20      20021015         16,199,799.14         76,679.05       6,302,597.63        6,379,276.68    5.6800         10

21      20021115          9,897,201.51         46,846.75       6,150,298.76        6,197,145.51    5.6800          6
22      20021215          3,746,902.75         17,735.34       3,746,902.75        3,764,638.09    5.6800          2
---     --------        --------------      ------------      -------------      --------------    ------    -------
                                            8,339,852.68     155,500,000.00      163,839,852.68
                                            ------------     --------------      --------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to t he actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).
                                                                           Page1

                              Bond Cash Flow Report
                        CONSECO 2001-A HOME EQUITY FIXED
                               Settlement 20010131

                                   Class I-A-2

              Prepayment(GRP): 125.00000;100.00000... User_Curve_1
                 Default(GRP): 0.00000;0.00000... %CURR.BAL/MON
                        Recovery(GRP): 0.00000;0.00000...
                                LAG(GRP): 0;0;...

                                                                Principal                           Eff.
Prd       Date             Balance            Interest            Pmt                 Total        Coupon    Percent
---     --------        --------------      ------------      -------------       -------------    ------    -------
1       20010315         48,000,000.00        356,400.00               0.00          356,400.00    8.9100        100
2       20010415         48,000,000.00        237,600.00               0.00          237,600.00    5.9400        100
3       20010515         48,000,000.00        237,600.00               0.00          237,600.00    5.9400        100
4       20010615         48,000,000.00        237,600.00               0.00          237,600.00    5.9400        100
5       20010715         48,000,000.00        237,600.00               0.00          237,600.00    5.9400        100

6       20010815         48,000,000.00        237,600.00               0.00          237,600.00    5.9400        100
7       20010915         48,000,000.00        237,600.00               0.00          237,600.00    5.9400        100
8       20011015         48,000,000.00        237,600.00               0.00          237,600.00    5.9400        100
9       20011115         48,000,000.00        237,600.00               0.00          237,600.00    5.9400        100
10      20011215         48,000,000.00        237,600.00               0.00          237,600.00    5.9400        100

11      20020115         48,000,000.00        237,600.00               0.00          237,600.00    5.9400        100
12      20020215         48,000,000.00        237,600.00               0.00          237,600.00    5.9400        100
13      20020315         48,000,000.00        237,600.00               0.00          237,600.00    5.9400        100
14      20020415         48,000,000.00        237,600.00               0.00          237,600.00    5.9400        100
15      20020515         48,000,000.00        237,600.00               0.00          237,600.00    5.9400        100

16      20020615         48,000,000.00        237,600.00               0.00          237,600.00    5.9400        100
17      20020715         48,000,000.00        237,600.00               0.00          237,600.00    5.9400        100
18      20020815         48,000,000.00        237,600.00               0.00          237,600.00    5.9400        100
19      20020915         48,000,000.00        237,600.00               0.00          237,600.00    5.9400        100
20      20021015         48,000,000.00        237,600.00               0.00          237,600.00    5.9400        100

21      20021115         48,000,000.00        237,600.00               0.00          237,600.00    5.9400        100
22      20021215         48,000,000.00        237,600.00       2,254,744.24        2,492,344.24    5.9400        100
23      20030115         45,745,255.76        226,439.02       5,856,555.44        6,082,994.45    5.9400         95
24      20030215         39,888,700.32        197,449.07       5,714,939.23        5,912,388.30    5.9400         83
25      20030315         34,173,761.09        169,160.12       5,576,715.55        5,745,875.67    5.9400         71

26      20030415         28,597,045.53        141,555.38       5,441,803.54        5,583,358.91    5.9400         60
27      20030515         23,155,241.99        114,618.45       5,310,124.25        5,424,742.69    5.9400         48
28      20030615         17,845,117.75         88,333.33       5,181,600.61        5,269,933.95    5.9400         37
29      20030715         12,663,517.13         62,684.41       5,056,157.41        5,118,841.82    5.9400         26
30      20030815          7,607,359.72         37,656.43       4,933,721.19        4,971,377.63    5.9400         16

31      20030915          2,673,638.53         13,234.51       2,673,638.53        2,686,873.04    5.9400          6
--      --------          ------------      ------------      -------------       -------------    ------    -------
                                            6,397,130.71      48,000,000.00       54,397,130.71
                                            ------------      -------------       -------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referre d to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).

                                                                           Page2

                              Bond Cash Flow Report
                        CONSECO 2001-A HOME EQUITY FIXED
                               Settlement 20010131

                                   Class I-A-3

             Prepayment(GRP): 125.00000;100 .00000... User_Curve_ 1
                 Default(GRP): 0. 00000;0.00000... %CURR.BAL/MON
                        Recovery(GRP): 0.00000;0.00000...
                               LAG(GRP): 0;0; ...

                                                                Principal                           Eff.
Prd       Date             Balance            Interest            Pmt                 Total        Coupon    Percent
---     --------        --------------      ------------      -------------       -------------    ------    -------
1       20010315         35,000,000.00        273,875.00               0.00          273,875.00    9.3900        100
2       20010415         35,000,000.00        182,583.33               0.00          182,583.33    6.2600        100
3       20010515         35,000,000.00        182,583.33               0.00          182,583.33    6.2600        100
4       20010615         35,000,000.00        182,583.33               0.00          182,583.33    6.2600        100
5       20010715         35,000,000.00        182,583.33               0.00          182,583.33    6.2600        100

6       20010815         35,000,000.00        182,583.33               0.00          182,583.33    6.2600        100
7       20010915         35,000,000.00        182,583.33               0.00          182,583.33    6.2600        100
8       20011015         35,000,000.00        182,583.33               0.00          182,583.33    6.2600        100
9       20011115         35,000,000.00        182,583.33               0.00          182,583.33    6.2600        100
10      20011215         35,000,000.00        182,583.33               0.00          182,583.33    6.2600        100

11      20020115         35,000,000.00        182,583.33               0.00          182,583.33    6.2600        100
12      20020215         35,000,000.00        182,583.33               0.00          182,583.33    6.2600        100
13      20020315         35,000,000.00        182,583.33               0.00          182,583.33    6.2600        100
14      20020415         35,000,000.00        182,583.33               0.00          182,583.33    6.2600        100
15      20020515         35,000,000.00        182,583.33               0.00          182,583.33    6.2600        100

16      20020615         35,000,000.00        182,583.33               0.00          182,583.33    6.2600        100
17      20020715         35,000,000.00        182,583.33               0.00          182,583.33    6.2600        100
18      20020815         35,000,000.00        182,583.33               0.00          182,583.33    6.2600        100
19      20020915         35,000,000.00        182,583.33               0.00          182,583.33    6.2600        100
20      20021015         35,000,000.00        182,583.33               0.00          182,583.33    6.2600        100

21      20021115         35,000,000.00        182,583.33               0.00          182,583.33    6.2600        100
22      20021215         35,000,000.00        182,583.33               0.00          182,583.33    6.2600        100
23      20030115         35,000,000.00        182,583.33               0.00          182,583.33    6.2600        100
24      20030215         35,000,000.00        182,583.33               0.00          182,583.33    6.2600        100
25      20030315         35,000,000.00        182,583.33               0.00          182,583.33    6.2600        100

26      20030415         35,000,000.00        182,583.33               0.00          182,583.33    6.2600        100
27      20030515         35,000,000.00        182,583.33               0.00          182,583.33    6.2600        100
28      20030615         35,000,000.00        182,583.33               0.00          182,583.33    6.2600        100
29      20030715         35,000,000.00        182,583.33               0.00          182,583.33    6.2600        100
30      20030815         35,000,000.00        182,583.33               0.00          182,583.33    6.2600        100

31      20030915         35,000,000.00        182,583.33       2,140,581.74        2,323,165.07    6.2600        100
32      20031015         32,859,418.26        171,416.63       4,697,584.64        4,869,001.27    6.2600         94
33      20031115         28,161,833.62        146,910.90       4,583,745.98        4,730,656.88    6.2600         80
34      20031215         23,578,087.64        122,999.02       4,472,637.59        4,595,636.61    6.2600         67
35      20040115         19,105,450.05         99,666.76       4,364,194.35        4,463,861.11    6.2600         55

36      20040215         14,741,255.70         76,900.22       4,258,352.68        4,335,252.90    6.2600         42
37      20040315         10,482,903.02         54,685.81               0.00           54,685.81    6.2600         30
38      20040415         10,482,903.02         54,685.81               0.00           54,685.81    6.2600         30
39      20040515         10,482,903.02         54,685.81               0.00           54,685.81    6.2600         30
40      20040615         10,482,903.02         54,685.81               0.00           54,685.81    6.2600         30

41      20040715         10,482,903.02         54,685.81       1,327,179.86        1,381,865.67    6.2600         30
42      20040815          9,155,723.16         47,762.36       2,186,364.38        2,234,126.74    6.2600         26
43      20040915          6,969,358.78         36,356.82       2,133,238.02        2,169,594.85    6.2600         20
44      20041015          4,836,120.76         25,228.43       2,081,387.67        2,106,616.10    6.2600         14
45      20041115          2,754,733.09         14,370.52       2,030,782.85        2,045,153.37    6.2600          8

46      20041215            723,950.25          3,776.61         723,950.25          727,726.85    6.2600          2
--      --------          ------------      ------------      -------------       -------------    ------    -------
                                            6,770,192.33      35,000,000.00       41,770,192.33
                                            ------------      -------------       -------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securiti es or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including , with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).

                                                                           Page3

                              Bond Cash Flow Report
                        CONSECO 2001-A HOME EQUITY FIXED
                               Settlement 20010131

                                   Class I-A-4

             Prepayment(GRP): 125. 00000;100.00000... User_Curve_ 1
                 Default(GRP): 0.00000;0.00000... %CURR.BAL/MON
                       Recovery(GRP): 0. 00000;0.00000...
                                LAG(GRP): 0;0;...

                                                                Principal                           Eff.
Prd       Date             Balance            Interest            Pmt                 Total        Coupon    Percent
---     --------        --------------      ------------      -------------       -------------    ------    -------
1       20010315         48,000,000.00        411,000.00               0.00          411,000.00   10.2750        100
2       20010415         48,000,000.00        274,000.00               0.00          274,000.00    6.8500        100
3       20010515         48,000,000.00        274,000.00               0.00          274,000.00    6.8500        100
4       20010615         48,000,000.00        274,000.00               0.00          274,000.00    6.8500        100
5       20010715         48,000,000.00        274,000.00               0.00          274,000.00    6.8500        100

6       20010815         48,000,000.00        274,000.00               0.00          274,000.00    6.8500        100
7       20010915         48,000,000.00        274,000.00               0.00          274,000.00    6.8500        100
8       20011015         48,000,000.00        274,000.00               0.00          274,000.00    6.8500        100
9       20011115         48,000,000.00        274,000.00               0.00          274,000.00    6.8500        100
10      20011215         48,000,000.00        274,000.00               0.00          274,000.00    6.8500        100

11      20020115         48,000,000.00        274,000.00               0.00          274,000.00    6.8500        100
12      20020215         48,000,000.00        274,000.00               0.00          274,000.00    6.8500        100
13      20020315         48,000,000.00        274,000.00               0.00          274,000.00    6.8500        100
14      20020415         48,000,000.00        274,000.00               0.00          274,000.00    6.8500        100
15      20020515         48,000,000.00        274,000.00               0.00          274,000.00    6.8500        100

16      20020615         48,000,000.00        274,000.00               0.00          274,000.00    6.8500        100
17      20020715         48,000,000.00        274,000.00               0.00          274,000.00    6.8500        100
18      20020815         48,000,000.00        274,000.00               0.00          274,000.00    6.8500        100
19      20020915         48,000,000.00        274,000.00               0.00          274,000.00    6.8500        100
20      20021015         48,000,000.00        274,000.00               0.00          274,000.00    6.8500        100

21      20021115         48,000,000.00        274,000.00               0.00          274,000.00    6.8500        100
22      20021215         48,000,000.00        274,000.00               0.00          274,000.00    6.8500        100
23      20030115         48,000,000.00        274,000.00               0.00          274,000.00    6.8500        100
24      20030215         48,000,000.00        274,000.00               0.00          274,000.00    6.8500        100
25      20030315         48,000,000.00        274,000.00               0.00          274,000.00    6.8500        100

26      20030415         48,000,000.00        274,000.00               0.00          274,000.00    6.8500        100
27      20030515         48,000,000.00        274,000.00               0.00          274,000.00    6.8500        100
28      20030615         48,000,000.00        274,000.00               0.00          274,000.00    6.8500        100
29      20030715         48,000,000.00        274,000.00               0.00          274,000.00    6.8500        100
30      20030815         48,000,000.00        274,000.00               0.00          274,000.00    6.8500        100

31      20030915         48,000,000.00        274,000.00               0.00          274,000.00    6.8500        100
32      20031015         48,000,000.00        274,000.00               0.00          274,000.00    6.8500        100
33      20031115         48,000,000.00        274,000.00               0.00          274,000.00    6.8500        100
34      20031215         48,000,000.00        274,000.00               0.00          274,000.00    6.8500        100
35      20040115         48,000,000.00        274,000.00               0.00          274,000.00    6.8500        100

36      20040215         48,000,000.00        274,000.00               0.00          274,000.00    6.8500        100
37      20040315         48,000,000.00        274,000.00               0.00          274,000.00    6.8500        100
38      20040415         48,000,000.00        274,000.00               0.00          274,000.00    6.8500        100
39      20040515         48,000,000.00        274,000.00               0.00          274,000.00    6.8500        100
40      20040615         48,000,000.00        274,000.00               0.00          274,000.00    6.8500        100

41      20040715         48,000,000.00        274,000.00               0.00          274,000.00    6.8500        100
42      20040815         48,000,000.00        274,000.00               0.00          274,000.00    6.8500        100
43      20040915         48,000,000.00        274,000.00               0.00          274,000.00    6.8500        100
44      20041015         48,000,000.00        274,000.00               0.00          274,000.00    6.8500        100
45      20041115         48,000,000.00        274,000.00               0.00          274,000.00    6.8500        100

46      20041215         48,000,000.00        274,000.00       1,257,443.59        1,531,443.59    6.8500        100
47      20050115         46,742,556.41        266,822.09       1,933,191.61        2,200,013.71    6.8500         97
48      20050215         44,809,364.79        255,786.79       1,886,147.84        2,141,934.63    6.8500         93
49      20050315         42,923,216.96        245,020.03       1,840,234.85        2,085,254.88    6.8500         89
50      20050415         41,082,982.11        234,515.36       1,795,425.65        2,029,941.00    6.8500         86

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).

                                                                           Page4

                              Bond Cash Flow Report
                        CONSECO 2001 -A HOME EQUITY FIXED
                               Settlement 20010131

                                   Class I-A-4

             Prepayment(GRP): 125.00000;100.00000... User _Curve_ 1
                 Default(GRP): 0 .00000;0.00000... %CURR.BAL/MON
                       Recovery(GRP): 0.00000;0. 00000...
                                LAG(GRP): 0;0;...

                                                                Principal                           Eff.
Prd       Date             Balance            Interest            Pmt                 Total        Coupon    Percent
---     --------        --------------      ------------      -------------       -------------    ------    -------
51      20050515         39,287,556.46        224,266.47       1,751,693.88        1,975,960.34    6.8500         82
52      20050615         37,535,862.58        214,267.22       1,709,013.80        1,923,281.01    6.8500         78
53      20050715         35,826,848.79        204,511.60       1,667,360.29        1,871,871.89    6.8500         75
54      20050815         34,159,488.49        194,993.75       1,626,708.84        1,821,702.59    6.8500         71
55      20050915         32,532,779.65        185,707.95       1,587,035.50        1,772,743.45    6.8500         68

56      20051015         30,945,744.15        176,648.62       1,548,316.91        1,724,965.53    6.8500         64
57      20051115         29,397,427.24        167,810.31       1,510,530.25        1,678,340.56    6.8500         61
58      20051215         27,886,896.99        159,187.70       1,473,653.25        1,632,840.95    6.8500         58
59      20060115         26,413,243.75        150,775.60       1,437,664.17        1,588,439.77    6.8500         55
60      20060215         24,975,579.57        142,568.93       1,402,541.79        1,545,110.73    6.8500         52

61      20060315         23,573,037.78        134,562.76       1,368,265.40        1,502,828.16    6.8500         49
62      20060415         22,204,772.38        126,752.24       1,334,814.76        1,461,567.00    6.8500         46
63      20060515         20,869,957.62        119,132.67       1,302,170.14        1,421,302.82    6.8500         43
64      20060615         19,567,787.48        111,699.45       1,270,312.27        1,382,011.72    6.8500         41
65      20060715         18,297,475.21        104,448.09       1,239,222.33        1,343,670.41    6.8500         38

66      20060815         17,058,252.88         97,374.19       1,208,881.95        1,306,256.14    6.8500         36
67      20060915         15,849,370.94         90,473.49      15,849,370.94       15,939,844.43    6.8500         33
--      --------         -------------     -------------      -------------       -------------    ------    -------
                                           16,348,325.32      48,000,000.00       64,348,325.32
                                           -------------      -------------       -------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including , with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).

                                                                           Page5

                              Bond Cash Flow Report
                        CONSECO 2001-A HOME EQUITY FIXED
                               Settlement 20010131

                                   Class I-A-5

             Prepayment(GRP): 125.00000;100 .00000... User _Curve_1
                 Default(GRP): 0.00000;0.00000... % CURR.BAL/MON
                       Recovery(GRP): 0. 00000;0.00000...
                                LAG(GRP): 0;0;...

                                                                Principal                           Eff.
Prd       Date             Balance            Interest            Pmt                 Total        Coupon    Percent
---     --------        --------------      ------------      -------------       -------------    ------    -------
1       20010315         30,840,000.00        272,163.00               0.00          272,163.00   10.5900        100
2       20010415         30,840,000.00        181,442.00               0.00          181,442.00    7.0600        100
3       20010515         30,840,000.00        181,442.00               0.00          181,442.00    7.0600        100
4       20010615         30,840,000.00        181,442.00               0.00          181,442.00    7.0600        100
5       20010715         30,840,000.00        181,442.00               0.00          181,442.00    7.0600        100

6       20010815         30,840,000.00        181,442.00               0.00          181,442.00    7.0600        100
7       20010915         30,840,000.00        181,442.00               0.00          181,442.00    7.0600        100
8       20011015         30,840,000.00        181,442.00               0.00          181,442.00    7.0600        100
9       20011115         30,840,000.00        181,442.00               0.00          181,442.00    7.0600        100
10      20011215         30,840,000.00        181,442.00               0.00          181,442.00    7.0600        100

11      20020115         30,840,000.00        181,442.00               0.00          181,442.00    7.0600        100
12      20020215         30,840,000.00        181,442.00               0.00          181,442.00    7.0600        100
13      20020315         30,840,000.00        181,442.00               0.00          181,442.00    7.0600        100
14      20020415         30,840,000.00        181,442.00               0.00          181,442.00    7.0600        100
15      20020515         30,840,000.00        181,442.00               0.00          181,442.00    7.0600        100

16      20020615         30,840,000.00        181,442.00               0.00          181,442.00    7.0600        100
17      20020715         30,840,000.00        181,442.00               0.00          181,442.00    7.0600        100
18      20020815         30,840,000.00        181,442.00               0.00          181,442.00    7.0600        100
19      20020915         30,840,000.00        181,442.00               0.00          181,442.00    7.0600        100
20      20021015         30,840,000.00        181,442.00               0.00          181,442.00    7.0600        100

21      20021115         30,840,000.00        181,442.00               0.00          181,442.00    7.0600        100
22      20021215         30,840,000.00        181,442.00               0.00          181,442.00    7.0600        100
23      20030115         30,840,000.00        181,442.00               0.00          181,442.00    7.0600        100
24      20030215         30,840,000.00        181,442.00               0.00          181,442.00    7.0600        100
25      20030315         30,840,000.00        181,442.00               0.00          181,442.00    7.0600        100

26      20030415         30,840,000.00        181,442.00               0.00          181,442.00    7.0600        100
27      20030515         30,840,000.00        181,442.00               0.00          181,442.00    7.0600        100
28      20030615         30,840,000.00        181,442.00               0.00          181,442.00    7.0600        100
29      20030715         30,840,000.00        181,442.00               0.00          181,442.00    7.0600        100
30      20030815         30,840,000.00        181,442.00               0.00          181,442.00    7.0600        100

31      20030915         30,840,000.00        181,442.00               0.00          181,442.00    7.0600        100
32      20031015         30,840,000.00        181,442.00               0.00          181,442.00    7.0600        100
33      20031115         30,840,000.00        181,442.00               0.00          181,442.00    7.0600        100
34      20031215         30,840,000.00        181,442.00               0.00          181,442.00    7.0600        100
35      20040115         30,840,000.00        181,442.00               0.00          181,442.00    7.0600        100

36      20040215         30,840,000.00        181,442.00               0.00          181,442.00    7.0600        100
37      20040315         30,840,000.00        181,442.00               0.00          181,442.00    7.0600        100
38      20040415         30,840,000.00        181,442.00               0.00          181,442.00    7.0600        100
39      20040515         30,840,000.00        181,442.00               0.00          181,442.00    7.0600        100
40      20040615         30,840,000.00        181,442.00               0.00          181,442.00    7.0600        100

41      20040715         30,840,000.00        181,442.00               0.00          181,442.00    7.0600        100
42      20040815         30,840,000.00        181,442.00               0.00          181,442.00    7.0600        100
43      20040915         30,840,000.00        181,442.00               0.00          181,442.00    7.0600        100
44      20041015         30,840,000.00        181,442.00               0.00          181,442.00    7.0600        100
45      20041115         30,840,000.00        181,442.00               0.00          181,442.00    7.0600        100

46      20041215         30,840,000.00        181,442.00               0.00          181,442.00    7.0600        100
47      20050115         30,840,000.00        181,442.00               0.00          181,442.00    7.0600        100
48      20050215         30,840,000.00        181,442.00               0.00          181,442.00    7.0600        100
49      20050315         30,840,000.00        181,442.00               0.00          181,442.00    7.0600        100
50      20050415         30,840,000.00        181,442.00               0.00          181,442.00    7.0600        100

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).

                                                                           Page6

                              Bond Cash Flow Report
                        CONSECO 2001 -A HOME EQUITY FIXED
                               Settlement 20010131

                                   Class I-A-5

              Prepayment(GRP): 125.00000;100.00000... User_Curve_1
                 Default(GRP): 0.00000;0.00000... %CURR .BAL/MON
                       Recovery(GRP): 0. 00000;0.00000...
                                LAG(GRP): 0;0;...

                                                                Principal                           Eff.
Prd       Date             Balance            Interest            Pmt                 Total        Coupon    Percent
---     --------        --------------      ------------      -------------       -------------    ------    -------
51      20050515         30,840,000.00        181,442.00               0.00          181,442.00    7.0600        100
52      20050615         30,840,000.00        181,442.00               0.00          181,442.00    7.0600        100
53      20050715         30,840,000.00        181,442.00               0.00          181,442.00    7.0600        100
54      20050815         30,840,000.00        181,442.00               0.00          181,442.00    7.0600        100
55      20050915         30,840,000.00        181,442.00               0.00          181,442.00    7.0600        100

56      20051015         30,840,000.00        181,442.00               0.00          181,442.00    7.0600        100
57      20051115         30,840,000.00        181,442.00               0.00          181,442.00    7.0600        100
58      20051215         30,840,000.00        181,442.00               0.00          181,442.00    7.0600        100
59      20060115         30,840,000.00        181,442.00               0.00          181,442.00    7.0600        100
60      20060215         30,840,000.00        181,442.00               0.00          181,442.00    7.0600        100

61      20060315         30,840,000.00        181,442.00               0.00          181,442.00    7.0600        100
62      20060415         30,840,000.00        181,442.00               0.00          181,442.00    7.0600        100
63      20060515         30,840,000.00        181,442.00               0.00          181,442.00    7.0600        100
64      20060615         30,840,000.00        181,442.00               0.00          181,442.00    7.0600        100
65      20060715         30,840,000.00        181,442.00               0.00          181,442.00    7.0600        100

66      20060815         30,840,000.00        181,442.00               0.00          181,442.00    7.0600        100
67      20060915         30,840,000.00        181,442.00      30,840,000.00       31,021,442.00    7.0600        100
--      --------        --------------     -------------      -------------       -------------    ------    -------
                                           12,247,335.00      30,840,000.00       43,087,335.00
                                           -------------      -------------       -------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).

                                                                           Page7

                              Bond Cash Flow Report
                        CONSECO 2001-A HOME EQUITY FIXED
                               Settlement 20010131

                                   Class I-IO

              Prepayment(GRP): 125.00000;100.00000... User_Curve_1
                 Default(GRP): 0.00000;0.00000... %CURR.BAL/MON
                       Recovery(GRP): 0. 00000;0.00000...
                               LAG(GRP): 0;0; ...

                                                                Principal                           Eff.
Prd       Date             Balance            Interest            Pmt                 Total        Coupon    Percent
---     --------        --------------      ------------      -------------       -------------    ------    -------
1       20010315        100,000,000.00        338,750.00               0.00          338,750.00    4.0650        100
2       20010415        100,000,000.00        225,833.33               0.00          225,833.33    2.7100        100
3       20010515        100,000,000.00        225,833.33               0.00          225,833.33    2.7100        100
4       20010615        100,000,000.00        225,833.33               0.00          225,833.33    2.7100        100
5       20010715        100,000,000.00        225,833.33               0.00          225,833.33    2.7100        100

6       20010815        100,000,000.00        225,833.33               0.00          225,833.33    2.7100        100
7       20010915        100,000,000.00        225,833.33               0.00          225,833.33    2.7100        100
8       20011015        100,000,000.00        225,833.33               0.00          225,833.33    2.7100        100
9       20011115        100,000,000.00        225,833.33               0.00          225,833.33    2.7100        100
10      20011215        100,000,000.00        225,833.33               0.00          225,833.33    2.7100        100

11      20020115        100,000,000.00        225,833.33               0.00          225,833.33    2.7100        100
12      20020215        100,000,000.00        225,833.33               0.00          225,833.33    2.7100        100
13      20020315        100,000,000.00        225,833.33               0.00          225,833.33    2.7100        100
14      20020415        100,000,000.00        225,833.33               0.00          225,833.33    2.7100        100
15      20020515        100,000,000.00        225,833.33               0.00          225,833.33    2.7100        100

16      20020615        100,000,000.00        225,833.33               0.00          225,833.33    2.7100        100
17      20020715        100,000,000.00        225,833.33               0.00          225,833.33    2.7100        100
18      20020815        100,000,000.00        225,833.33               0.00          225,833.33    2.7100        100
--      --------        --------------      ------------      -------------        ------------    ------    -------
                                            4,177,916.67               0.00        4,177,916.67
                                            ------------      -------------        ------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).

                                                                           Page8

                              Bond Cash Flow Report
                        CONSECO 2001 -A HOME EQUITY FIXED
                               Settlement 20010131

                                   Class I-M-1

              Prepayment(GRP): 125.00000;100.00000... User_Curve_1
                 Default(GRP): 0.00000;0.00000... %CURR.BAL/MON
                        Recovery(GRP): 0.00000;0.00000...
                                LAG(GRP): 0;0;...

                                                                Principal                           Eff.
Prd       Date             Balance            Interest            Pmt                 Total        Coupon    Percent
---     --------        --------------      ------------      -------------       -------------    ------    -------
1       20010315         21,680,000.00        201,624.00               0.00          201,624.00   11.1600        100
2       20010415         21,680,000.00        134,416.00               0.00          134,416.00    7.4400        100
3       20010515         21,680,000.00        134,416.00               0.00          134,416.00    7.4400        100
4       20010615         21,680,000.00        134,416.00               0.00          134,416.00    7.4400        100
5       20010715         21,680,000.00        134,416.00               0.00          134,416.00    7.4400        100

6       20010815         21,680,000.00        134,416.00               0.00          134,416.00    7.4400        100
7       20010915         21,680,000.00        134,416.00               0.00          134,416.00    7.4400        100
8       20011015         21,680,000.00        134,416.00               0.00          134,416.00    7.4400        100
9       20011115         21,680,000.00        134,416.00               0.00          134,416.00    7.4400        100
10      20011215         21,680,000.00        134,416.00               0.00          134,416.00    7.4400        100

11      20020115         21,680,000.00        134,416.00               0.00          134,416.00    7.4400        100
12      20020215         21,680,000.00        134,416.00               0.00          134,416.00    7.4400        100
13      20020315         21,680,000.00        134,416.00               0.00          134,416.00    7.4400        100
14      20020415         21,680,000.00        134,416.00               0.00          134,416.00    7.4400        100
15      20020515         21,680,000.00        134,416.00               0.00          134,416.00    7.4400        100

16      20020615         21,680,000.00        134,416.00               0.00          134,416.00    7.4400        100
17      20020715         21,680,000.00        134,416.00               0.00          134,416.00    7.4400        100
18      20020815         21,680,000.00        134,416.00               0.00          134,416.00    7.4400        100
19      20020915         21,680,000.00        134,416.00               0.00          134,416.00    7.4400        100
20      20021015         21,680,000.00        134,416.00               0.00          134,416.00    7.4400        100

21      20021115         21,680,000.00        134,416.00               0.00          134,416.00    7.4400        100
22      20021215         21,680,000.00        134,416.00               0.00          134,416.00    7.4400        100
23      20030115         21,680,000.00        134,416.00               0.00          134,416.00    7.4400        100
24      20030215         21,680,000.00        134,416.00               0.00          134,416.00    7.4400        100
25      20030315         21,680,000.00        134,416.00               0.00          134,416.00    7.4400        100

26      20030415         21,680,000.00        134,416.00               0.00          134,416.00    7.4400        100
27      20030515         21,680,000.00        134,416.00               0.00          134,416.00    7.4400        100
28      20030615         21,680,000.00        134,416.00               0.00          134,416.00    7.4400        100
29      20030715         21,680,000.00        134,416.00               0.00          134,416.00    7.4400        100
30      20030815         21,680,000.00        134,416.00               0.00          134,416.00    7.4400        100

31      20030915         21,680,000.00        134,416.00               0.00          134,416.00    7.4400        100
32      20031015         21,680,000.00        134,416.00               0.00          134,416.00    7.4400        100
33      20031115         21,680,000.00        134,416.00               0.00          134,416.00    7.4400        100
34      20031215         21,680,000.00        134,416.00               0.00          134,416.00    7.4400        100
35      20040115         21,680,000.00        134,416.00               0.00          134,416.00    7.4400        100

36      20040215         21,680,000.00        134,416.00               0.00          134,416.00    7.4400        100
37      20040315         21,680,000.00        134,416.00               0.00          134,416.00    7.4400        100
38      20040415         21,680,000.00        134,416.00               0.00          134,416.00    7.4400        100
39      20040515         21,680,000.00        134,416.00       1,051,817.55        1,186,233.55    7.4400        100
40      20040615         20,628,182.45        127,894.73       2,728,866.29        2,856,761.02    7.4400         95

41      20040715         17,899,316.16        110,975.76       1,335,415.33        1,446,391.09    7.4400         83
42      20040815         16,563,900.83        102,696.19         411,550.94          514,247.13    7.4400         76
43      20040915         16,152,349.89        100,144.57         401,550.69          501,695.26    7.4400         75
44      20041015         15,750,799.20         97,654.96         391,790.62          489,445.57    7.4400         73
45      20041115         15,359,008.58         95,225.85         382,265.01          477,490.86    7.4400         71

46      20041215         14,976,743.58         92,855.81         372,968.25          465,824.06    7.4400         69
47      20050115         14,603,775.32         90,543.41         363,894.89          454,438.30    7.4400         67
48      20050215         14,239,880.43         88,287.26         355,039.59          443,326.85    7.4400         66
49      20050315         13,884,840.84         86,086.01         346,397.15          432,483.16    7.4400         64
50      20050415         13,538,443.69         83,938.35         337,962.48          421,900.83    7.4400         62

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securiti es or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).

                                                                           Page9

                              Bond Cash Flow Report
                        CONSECO 2001-A HOME EQUITY FIXED
                               Settlement 20010131

                                   Class I-M-1

              Prepayment(GRP): 125.00000;100.00000... User _Curve_1
                 Default(GRP): 0.00000;0.00000... %CURR. BAL/MON
                        Recovery(GRP): 0.00000;0.00000...
                               LAG(GRP): 0;0; ...

                                                                Principal                           Eff.
Prd       Date             Balance            Interest            Pmt                 Total        Coupon    Percent
---     --------        --------------      ------------      -------------       -------------    ------    -------
51      20050515         13,200,481.22         81,842.98         329,730.61          411,573.60    7.4400         61
52      20050615         12,870,750.60         79,798.65         321,696.71          401,495.37    7.4400         59
53      20050715         12,549,053.89         77,804.13         313,856.06          391,660.19    7.4400         58
54      20050815         12,235,197.83         75,858.23         306,204.02          382,062.24    7.4400         56
55      20050915         11,928,993.82         73,959.76         298,736.09          372,695.86    7.4400         55

56      20051015         11,630,257.72         72,107.60         291,447.89          363,555.49    7.4400         54
57      20051115         11,338,809.83         70,300.62         284,335.11          354,635.73    7.4400         52
58      20051215         11,054,474.73         68,537.74         277,393.55          345,931.30    7.4400         51
59      20060115         10,777,081.18         66,817.90         270,619.14          337,437.04    7.4400         50
60      20060215         10,506,462.04         65,140.06         264,007.87          329,147.93    7.4400         48

61      20060315         10,242,454.17         63,503.22         257,555.84          321,059.06    7.4400         47
62      20060415          9,984,898.33         61,906.37         251,259.25          313,165.62    7.4400         46
63      20060515          9,733,639.08         60,348.56         245,114.38          305,462.94    7.4400         45
64      20060615          9,488,524.70         58,828.85         239,117.60          297,946.46    7.4400         44
65      20060715          9,249,407.10         57,346.32         233,265.38          290,611.70    7.4400         43

66      20060815          9,016,141.72         55,900.08         227,554.25          283,454.33    7.4400         42
67      20060915          8,788,587.47         54,489.24       8,788,587.47        8,843,076.71    7.4400         41
--      --------          ------------      ------------      -------------       -------------    ------    -------
                                            7,530,225.23      21,680,000.00       29,210,225.23
                                            ------------      -------------       -------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securiti es or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).

                                                                          Page10

                              Bond Cash Flow Report
                        CONSECO 2001-A HOME EQUITY FIXED
                               Settlement 20010131

                                   Class I-M-2

             Prepayment(GRP): 125. 00000;100.00000... User _Curve_1
                 Default(GRP): 0.00000;0.00000... %CURR.BAL/MON
                        Recovery(GRP): 0.00000;0.00000...
                                LAG(GRP): 0;0;...

                                                                Principal                           Eff.
Prd       Date             Balance            Interest            Pmt                 Total        Coupon    Percent
---     --------        --------------      ------------      -------------       -------------    ------    -------
1       20010315         17,990,000.00        180,349.75               0.00          180,349.75   12.0300        100
2       20010415         17,990,000.00        120,233.17               0.00          120,233.17    8.0200        100
3       20010515         17,990,000.00        120,233.17               0.00          120,233.17    8.0200        100
4       20010615         17,990,000.00        120,233.17               0.00          120,233.17    8.0200        100
5       20010715         17,990,000.00        120,233.17               0.00          120,233.17    8.0200        100

6       20010815         17,990,000.00        120,233.17               0.00          120,233.17    8.0200        100
7       20010915         17,990,000.00        120,233.17               0.00          120,233.17    8.0200        100
8       20011015         17,990,000.00        120,233.17               0.00          120,233.17    8.0200        100
9       20011115         17,990,000.00        120,233.17               0.00          120,233.17    8.0200        100
10      20011215         17,990,000.00        120,233.17               0.00          120,233.17    8.0200        100

11      20020115         17,990,000.00        120,233.17               0.00          120,233.17    8.0200        100
12      20020215         17,990,000.00        120,233.17               0.00          120,233.17    8.0200        100
13      20020315         17,990,000.00        120,233.17               0.00          120,233.17    8.0200        100
14      20020415         17,990,000.00        120,233.17               0.00          120,233.17    8.0200        100
15      20020515         17,990,000.00        120,233.17               0.00          120,233.17    8.0200        100

16      20020615         17,990,000.00        120,233.17               0.00          120,233.17    8.0200        100
17      20020715         17,990,000.00        120,233.17               0.00          120,233.17    8.0200        100
18      20020815         17,990,000.00        120,233.17               0.00          120,233.17    8.0200        100
19      20020915         17,990,000.00        120,233.17               0.00          120,233.17    8.0200        100
20      20021015         17,990,000.00        120,233.17               0.00          120,233.17    8.0200        100

21      20021115         17,990,000.00        120,233.17               0.00          120,233.17    8.0200        100
22      20021215         17,990,000.00        120,233.17               0.00          120,233.17    8.0200        100
23      20030115         17,990,000.00        120,233.17               0.00          120,233.17    8.0200        100
24      20030215         17,990,000.00        120,233.17               0.00          120,233.17    8.0200        100
25      20030315         17,990,000.00        120,233.17               0.00          120,233.17    8.0200        100

26      20030415         17,990,000.00        120,233.17               0.00          120,233.17    8.0200        100
27      20030515         17,990,000.00        120,233.17               0.00          120,233.17    8.0200        100
28      20030615         17,990,000.00        120,233.17               0.00          120,233.17    8.0200        100
29      20030715         17,990,000.00        120,233.17               0.00          120,233.17    8.0200        100
30      20030815         17,990,000.00        120,233.17               0.00          120,233.17    8.0200        100

31      20030915         17,990,000.00        120,233.17               0.00          120,233.17    8.0200        100
32      20031015         17,990,000.00        120,233.17               0.00          120,233.17    8.0200        100
33      20031115         17,990,000.00        120,233.17               0.00          120,233.17    8.0200        100
34      20031215         17,990,000.00        120,233.17               0.00          120,233.17    8.0200        100
35      20040115         17,990,000.00        120,233.17               0.00          120,233.17    8.0200        100

36      20040215         17,990,000.00        120,233.17               0.00          120,233.17    8.0200        100
37      20040315         17,990,000.00        120,233.17               0.00          120,233.17    8.0200        100
38      20040415         17,990,000.00        120,233.17       1,414,002.90        1,534,236.07    8.0200        100
39      20040515         16,575,997.10        110,782.91       2,112,841.59        2,223,624.50    8.0200         92
40      20040615         14,463,155.51         96,662.09         358,959.78          455,621.87    8.0200         80

41      20040715         14,104,195.73         94,263.04         350,242.37          444,505.41    8.0200         78
42      20040815         13,753,953.37         91,922.26         341,734.26          433,656.52    8.0200         76
43      20040915         13,412,219.10         89,638.33         333,430.48          423,068.81    8.0200         75
44      20041015         13,078,788.62         87,409.90         325,326.14          412,736.04    8.0200         73
45      20041115         12,753,462.48         85,235.64         317,416.48          402,652.12    8.0200         71

46      20041215         12,436,046.00         83,114.24         309,696.85          392,811.09    8.0200         69
47      20050115         12,126,349.15         81,044.43         302,162.72          383,207.16    8.0200         67
48      20050215         11,824,186.43         79,024.98         294,809.66          373,834.64    8.0200         66
49      20050315         11,529,376.77         77,054.67         287,633.35          364,688.01    8.0200         64
50      20050415         11,241,743.42         75,132.32         280,629.56          355,761.87    8.0200         62

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including , with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).

                                                                          Page11

                             Bond Cash Flow Report
                        CONSECO 2001-A HOME EQUITY FIXED
                              Settlement 20010131

                                  Class I-M-2

             Prepayment(GRP): 125 .00000;100.00000... User_Curve_1
                Default(GRP): 0. 00000;0.00000... %CURR.BAL/MON
                       Recovery(GRP): 0.00000;0.00000...
                               LAG(GRP): 0;0;...

                                                                Principal                           Eff.
Prd       Date             Balance            Interest            Pmt                 Total        Coupon    Percent
---     --------        --------------      ------------      -------------       -------------    ------    -------
51      20050515         10,961,113.87         73,256.78         273,794.17          347,050.95    8.0200         61
52      20050615         10,687,319.70         71,426.92         267,123.16          338,550.08    8.0200         59
53      20050715         10,420,196.53         69,641.65         260,612.62          330,254.26    8.0200         58
54      20050815         10,159,583.92         67,899.89         254,258.69          322,158.58    8.0200         56
55      20050915          9,905,325.22         66,200.59         248,057.65          314,258.24    8.0200         55

56      20051015          9,657,267.57         64,542.74         242,005.84          306,548.57    8.0200         54
57      20051115          9,415,261.74         62,925.33         236,099.69          299,025.02    8.0200         52
58      20051215          9,179,162.05         61,347.40         230,335.72          291,683.12    8.0200         51
59      20060115          8,948,826.33         59,807.99         224,710.53          284,518.52    8.0200         50
60      20060215          8,724,115.80         58,306.17         219,220.82          277,526.99    8.0200         48

61      20060315          8,504,894.98         56,841.05         213,863.33          270,704.38    8.0200         47
62      20060415          8,291,031.65         55,411.73         208,634.91          264,046.64    8.0200         46
63      20060515          8,082,396.74         54,017.35         203,532.48          257,549.83    8.0200         45
64      20060615          7,878,864.26         52,657.08         198,553.01          251,210.09    8.0200         44
65      20060715          7,680,311.25         51,330.08         193,693.57          245,023.65    8.0200         43

66      20060815          7,486,617.68         50,035.56         188,951.30          238,986.86    8.0200         42
67      20060915          7,297,666.38         48,772.74       7,297,666.38        7,346,439.12    8.0200         41
--      --------          ------------      ------------      -------------       -------------    ------    -------
                                            6,704,682.77      17,990,000.00       24,694,682.77
                                            ------------      -------------       -------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referre d to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securit ies laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).

                                                                          Page12

                              Bond Cash Flow Report
                        CONSECO 2001 -A HOME EQUITY FIXED
                               Settlement 20010131

                                   Class I-B-1

             Prepayment(GRP): 125.00000;100. 00000... User _Curve_1
                 Default(GRP): 0.00000;0.00000... %CURR.BAL/MON
                        Recovery(GRP): 0.00000;0.00000...
                               LAG(GRP): 0;0; ...

                                                                Principal                           Eff.
Prd       Date             Balance            Interest            Pmt                 Total        Coupon    Percent
---     --------        --------------      ------------      -------------       -------------    ------    -------
1       20010315         13,930,000.00        164,722.25               0.00          164,722.25   14.1900        100
2       20010415         13,930,000.00        109,814.83               0.00          109,814.83    9.4600        100
3       20010515         13,930,000.00        109,814.83               0.00          109,814.83    9.4600        100
4       20010615         13,930,000.00        109,814.83               0.00          109,814.83    9.4600        100
5       20010715         13,930,000.00        109,814.83               0.00          109,814.83    9.4600        100

6       20010815         13,930,000.00        109,814.83               0.00          109,814.83    9.4600        100
7       20010915         13,930,000.00        109,814.83               0.00          109,814.83    9.4600        100
8       20011015         13,930,000.00        109,814.83               0.00          109,814.83    9.4600        100
9       20011115         13,930,000.00        109,814.83               0.00          109,814.83    9.4600        100
10      20011215         13,930,000.00        109,814.83               0.00          109,814.83    9.4600        100

11      20020115         13,930,000.00        109,814.83               0.00          109,814.83    9.4600        100
12      20020215         13,930,000.00        109,814.83               0.00          109,814.83    9.4600        100
13      20020315         13,930,000.00        109,814.83               0.00          109,814.83    9.4600        100
14      20020415         13,930,000.00        109,814.83               0.00          109,814.83    9.4600        100
15      20020515         13,930,000.00        109,814.83               0.00          109,814.83    9.4600        100

16      20020615         13,930,000.00        109,814.83               0.00          109,814.83    9.4600        100
17      20020715         13,930,000.00        109,814.83               0.00          109,814.83    9.4600        100
18      20020815         13,930,000.00        109,814.83               0.00          109,814.83    9.4600        100
19      20020915         13,930,000.00        109,814.83               0.00          109,814.83    9.4600        100
20      20021015         13,930,000.00        109,814.83               0.00          109,814.83    9.4600        100

21      20021115         13,930,000.00        109,814.83               0.00          109,814.83    9.4600        100
22      20021215         13,930,000.00        109,814.83               0.00          109,814.83    9.4600        100
23      20030115         13,930,000.00        109,814.83               0.00          109,814.83    9.4600        100
24      20030215         13,930,000.00        109,814.83               0.00          109,814.83    9.4600        100
25      20030315         13,930,000.00        109,814.83               0.00          109,814.83    9.4600        100

26      20030415         13,930,000.00        109,814.83               0.00          109,814.83    9.4600        100
27      20030515         13,930,000.00        109,814.83               0.00          109,814.83    9.4600        100
28      20030615         13,930,000.00        109,814.83               0.00          109,814.83    9.4600        100
29      20030715         13,930,000.00        109,814.83               0.00          109,814.83    9.4600        100
30      20030815         13,930,000.00        109,814.83               0.00          109,814.83    9.4600        100

31      20030915         13,930,000.00        109,814.83               0.00          109,814.83    9.4600        100
32      20031015         13,930,000.00        109,814.83               0.00          109,814.83    9.4600        100
33      20031115         13,930,000.00        109,814.83               0.00          109,814.83    9.4600        100
34      20031215         13,930,000.00        109,814.83               0.00          109,814.83    9.4600        100
35      20040115         13,930,000.00        109,814.83               0.00          109,814.83    9.4600        100

36      20040215         13,930,000.00        109,814.83               0.00          109,814.83    9.4600        100
37      20040315         13,930,000.00        109,814.83         326,615.65          436,430.49    9.4600        100
38      20040415         13,603,384.35        107,240.01       2,121,283.33        2,228,523.35    9.4600         98
39      20040515         11,482,101.01         90,517.23         284,819.32          375,336.55    9.4600         82
40      20040615         11,197,281.69         88,271.90         277,904.35          366,176.25    9.4600         80

41      20040715         10,919,377.34         86,081.09         271,155.38          357,236.47    9.4600         78
42      20040815         10,648,221.96         83,943.48         264,568.46          348,511.95    9.4600         76
43      20040915         10,383,653.50         81,857.80         258,139.73          339,997.53    9.4600         75
44      20041015         10,125,513.77         79,822.80         251,865.40          331,688.20    9.4600         73
45      20041115          9,873,648.37         77,837.26         245,741.79          323,579.05    9.4600         71

46      20041215          9,627,906.58         75,900.00         239,765.30          315,665.30    9.4600         69
47      20050115          9,388,141.28         74,009.85         233,932.43          307,942.28    9.4600         67
48      20050215          9,154,208.85         72,165.68         228,239.74          300,405.42    9.4600         66
49      20050315          8,925,969.11         70,366.39         222,683.88          293,050.27    9.4600         64
50      20050415          8,703,285.23         68,610.90         217,261.59          285,872.49    9.4600         62

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securiti es or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).

                                                                          Page13

                              Bond Cash Flow Report
                        CONSECO 2001-A HOME EQUITY FIXED
                               Settlement 20010131

                                   Class I-B-1

              Prepayment(GRP): 125.00000;100.00000... User_Curve_ 1
                 Default(GRP): 0 .00000;0.00000... %CURR.BAL/MON
                        Recovery(GRP): 0.00000;0.00000...
                                LAG(GRP): 0;0;...

                                                                Principal                           Eff.
Prd       Date             Balance            Interest            Pmt                 Total        Coupon    Percent
---     --------        --------------      ------------      -------------       -------------    ------    -------
51      20050515          8,486,023.64         66,898.15         211,969.68          278,867.83    9.4600         61
52      20050615          8,274,053.96         65,227.13         206,805.03          272,032.16    9.4600         59
53      20050715          8,067,248.93         63,596.81         201,764.61          265,361.42    9.4600         58
54      20050815          7,865,484.32         62,006.23         196,845.44          258,851.67    9.4600         56
55      20050915          7,668,638.88         60,454.44         192,044.63          252,499.07    9.4600         55

56      20051015          7,476,594.25         58,940.48         187,359.36          246,299.84    9.4600         54
57      20051115          7,289,234.89         57,463.47         182,786.85          240,250.32    9.4600         52
58      20051215          7,106,448.04         56,022.50         178,324.43          234,346.93    9.4600         51
59      20060115          6,928,123.61         54,616.71         173,969.45          228,586.15    9.4600         50
60      20060215          6,754,154.17         53,245.25         169,719.34          222,964.59    9.4600         48

61      20060315          6,584,434.82         51,907.29         165,571.61          217,478.91    9.4600         47
62      20060415          6,418,863.21         50,602.04         161,523.80          212,125.84    9.4600         46
63      20060515          6,257,339.41         49,328.69         157,573.53          206,902.22    9.4600         45
64      20060615          6,099,765.88         48,086.49         153,718.46          201,804.95    9.4600         44
65      20060715          5,946,047.42         46,874.67         149,956.32          196,830.99    9.4600         43

66      20060815          5,796,091.11         45,692.52         146,284.87          191,977.39    9.4600         42
67      20060915          5,649,806.23         44,539.31       5,649,806.23        5,694,345.54    9.4600         41
--      --------          ------------      ------------      -------------       -------------    ------    -------
                                            6,110,182.83      13,930,000.00       20,040,182.83
                                            ------------      -------------       -------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securiti es or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including , with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).

                                                                          Page14

                              Bond Cash Flow Report
                        CONSECO 2001-A HOME EQUITY FIXED
                               Settlement 20010131

                                  Class II-A-1

              Prepayment(GRP): 125.00000;100. 00000... User_Curve_1
                Default(GRP): 0. 00000;0.00000 ... %CURR.BAL/MON
                       Recovery(GRP): 0.00000;0. 00000...
                                LAG(GRP): 0;0;...

                                                                Principal                           Eff.
Prd       Date             Balance            Interest            Pmt                 Total        Coupon    Percent
---     --------        --------------      ------------      -------------       -------------    ------    -------
1       20010315        119,000,000.00        847,875.00      16,032,949.94       16,880,824.94    8.5500        100
2       20010415        102,967,050.06        489,093.49       5,220,327.94        5,709,421.43    5.7000         87
3       20010515         97,746,722.12        464,296.93       5,499,472.34        5,963,769.27    5.7000         82
4       20010615         92,247,249.78        438,174.44       5,765,192.96        6,203,367.40    5.7000         78
5       20010715         86,482,056.82        410,789.77       5,657,901.63        6,068,691.40    5.7000         73

6       20010815         80,824,155.19        383,914.74       5,552,605.68        5,936,520.42    5.7000         68
7       20010915         75,271,549.51        357,539.86       5,449,267.11        5,806,806.98    5.7000         63
8       20011015         69,822,282.39        331,655.84       5,347,848.65        5,679,504.49    5.7000         59
9       20011115         64,474,433.74        306,253.56       4,344,430.81        4,650,684.37    5.7000         54
10      20011215         60,130,002.93        285,617.51       4,179,238.73        4,464,856.25    5.7000         51

11      20020115         55,950,764.20        265,766.13       4,101,155.05        4,366,921.18    5.7000         47
12      20020215         51,849,609.14        246,285.64       4,024,235.34        4,270,520.98    5.7000         44
13      20020315         47,825,373.81        227,170.53       3,948,743.38        4,175,913.91    5.7000         40
14      20020415         43,876,630.43        208,413.99       3,874,652.80        4,083,066.79    5.7000         37
15      20020515         40,001,977.63        190,009.39       3,801,937.69        3,991,947.08    5.7000         34

16      20020615         36,200,039.94        171,950.19       3,730,572.63        3,902,522.82    5.7000         30
17      20020715         32,469,467.31        154,229.97       3,660,532.67        3,814,762.64    5.7000         27
18      20020815         28,808,934.65        136,842.44       3,591,793.31        3,728,635.75    5.7000         24
19      20020915         25,217,141.34        119,781.42       3,524,330.51        3,644,111.93    5.7000         21
20      20021015         21,692,810.83        103,040.85       3,458,120.67        3,561,161.52    5.7000         18

21      20021115         18,234,690.16         86,614.78       3,393,140.64        3,479,755.42    5.7000         15
22      20021215         14,841,549.52         70,497.36       3,329,367.67        3,399,865.03    5.7000         12
23      20030115         11,512,181.85         54,682.86       3,266,779.44        3,321,462.31    5.7000         10
24      20030215          8,245,402.41         39,165.66       3,205,354.07        3,244,519.73    5.7000          7
25      20030315          5,040,048.34         23,940.23       3,145,070.03        3,169,010.26    5.7000          4

26      20030415          1,894,978.31          9,001.15       1,894,978.31        1,903,979.45    5.7000          2
--      --------          ------------      ------------     --------------      --------------    ------    -------
                                            6,422,603.74     119,000,000.00      125,422,603.74
                                            ------------     --------------      --------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).

                                                                          Page15

                              Bond Cash Flow Report
                        CONSECO 2001-A HOME EQUITY FIXED
                               Settlement 20010131

                                  Class II-A-2

             Prepayment(GRP): 125.00000;100.00000... User _Curve_ 1
                Default(GRP): 0 .00000;0. 00000... %CURR.BAL/MON
                        Recovery(GRP): 0.00000;0.00000...
                                LAG(GRP): 0;0;...

                                                                Principal                           Eff.
Prd       Date             Balance            Interest            Pmt                 Total        Coupon    Percent
---     --------        --------------      ------------      -------------       -------------    ------    -------
1       20010315         48,000,000.00        391,200.00               0.00          391,200.00    9.7800        100
2       20010415         48,000,000.00        260,800.00               0.00          260,800.00    6.5200        100
3       20010515         48,000,000.00        260,800.00               0.00          260,800.00    6.5200        100
4       20010615         48,000,000.00        260,800.00               0.00          260,800.00    6.5200        100
5       20010715         48,000,000.00        260,800.00               0.00          260,800.00    6.5200        100

6       20010815         48,000,000.00        260,800.00               0.00          260,800.00    6.5200        100
7       20010915         48,000,000.00        260,800.00               0.00          260,800.00    6.5200        100
8       20011015         48,000,000.00        260,800.00               0.00          260,800.00    6.5200        100
9       20011115         48,000,000.00        260,800.00               0.00          260,800.00    6.5200        100
10      20011215         48,000,000.00        260,800.00               0.00          260,800.00    6.5200        100

11      20020115         48,000,000.00        260,800.00               0.00          260,800.00    6.5200        100
12      20020215         48,000,000.00        260,800.00               0.00          260,800.00    6.5200        100
13      20020315         48,000,000.00        260,800.00               0.00          260,800.00    6.5200        100
14      20020415         48,000,000.00        260,800.00               0.00          260,800.00    6.5200        100
15      20020515         48,000,000.00        260,800.00               0.00          260,800.00    6.5200        100

16      20020615         48,000,000.00        260,800.00               0.00          260,800.00    6.5200        100
17      20020715         48,000,000.00        260,800.00               0.00          260,800.00    6.5200        100
18      20020815         48,000,000.00        260,800.00               0.00          260,800.00    6.5200        100
19      20020915         48,000,000.00        260,800.00               0.00          260,800.00    6.5200        100
20      20021015         48,000,000.00        260,800.00               0.00          260,800.00    6.5200        100

21      20021115         48,000,000.00        260,800.00               0.00          260,800.00    6.5200        100
22      20021215         48,000,000.00        260,800.00               0.00          260,800.00    6.5200        100
23      20030115         48,000,000.00        260,800.00               0.00          260,800.00    6.5200        100
24      20030215         48,000,000.00        260,800.00               0.00          260,800.00    6.5200        100
25      20030315         48,000,000.00        260,800.00               0.00          260,800.00    6.5200        100

26      20030415         48,000,000.00        260,800.00       1,190,927.94        1,451,727.94    6.5200        100
27      20030515         46,809,072.06        254,329.29       3,027,841.98        3,282,171.27    6.5200         98
28      20030615         43,781,230.08        237,878.02       2,970,856.91        3,208,734.93    6.5200         91
29      20030715         40,810,373.17        221,736.36       2,914,931.08        3,136,667.44    6.5200         85
30      20030815         37,895,442.09        205,898.57       2,860,044.90        3,065,943.47    6.5200         79

31      20030915         35,035,397.18        190,358.99       2,806,179.15        2,996,538.14    6.5200         73
32      20031015         32,229,218.03        175,112.08       2,753,314.95        2,928,427.03    6.5200         67
33      20031115         29,475,903.08        160,152.41       2,701,433.78        2,861,586.18    6.5200         61
34      20031215         26,774,469.31        145,474.62       2,650,517.45        2,795,992.07    6.5200         56
35      20040115         24,123,951.86        131,073.47       2,600,548.12        2,731,621.59    6.5200         50

36      20040215         21,523,403.74        116,943.83       2,551,508.28        2,668,452.11    6.5200         45
37      20040315         18,971,895.46        103,080.63               0.00          103,080.63    6.5200         40
38      20040415         18,971,895.46        103,080.63          52,162.97          155,243.60    6.5200         40
39      20040515         18,919,732.49        102,797.21         990,425.86        1,093,223.08    6.5200         39
40      20040615         17,929,306.62         97,415.90         971,729.18        1,069,145.08    6.5200         37

41      20040715         16,957,577.44         92,136.17         953,380.47        1,045,516.64    6.5200         35
42      20040815         16,004,196.97         86,956.14         935,373.28        1,022,329.42    6.5200         33
43      20040915         15,068,823.69         81,873.94         917,701.30          999,575.24    6.5200         31
44      20041015         14,151,122.39         76,887.77         900,358.32          977,246.09    6.5200         29
45      20041115         13,250,764.07         71,995.82         883,338.26          955,334.08    6.5200         28

46      20041215         12,367,425.82         67,196.35         866,635.14          933,831.49    6.5200         26
47      20050115         11,500,790.68         62,487.63         850,243.09          912,730.72    6.5200         24
48      20050215         10,650,547.58         57,867.98         834,156.36          892,024.34    6.5200         22
49      20050315          9,816,391.22         53,335.73         818,369.30          871,705.03    6.5200         20
50      20050415          8,998,021.92         48,889.25         802,876.36          851,765.61    6.5200         19

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted avera ge lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).

                                                                          Page16

                              Bond Cash Flow Report
                        CONSECO 2001 -A HOME EQUITY FIXED
                               Settlement 20010131

                                  Class II-A-2

              Prepayment(GRP): 125.00000;100.00000... User _Curve_1
                 Default(GRP): 0 .00000;0.00000... %CURR.BAL/MON
                        Recovery(GRP): 0.00000;0.00000...
                                LAG(GRP): 0;0;...

                                                                Principal                           Eff.
Prd       Date             Balance            Interest            Pmt                 Total        Coupon    Percent
---     --------        --------------      ------------      -------------       -------------    ------    -------
51      20050515          8,195,145.56         44,526.96         787,672.09          832,199.05    6.5200         17
52      20050615          7,407,473.46         40,247.27         772,751.16          812,998.43    6.5200         15
53      20050715          6,634,722.30         36,048.66         758,108.31          794,156.97    6.5200         14
54      20050815          5,876,613.99         31,929.60         743,738.40          775,668.01    6.5200         12
55      20050915          5,132,875.58         27,888.62         729,636.38          757,525.00    6.5200         11

56      20051015          4,403,239.20         23,924.27         715,797.28          739,721.55    6.5200          9
57      20051115          3,687,441.92         20,035.10         702,216.24          722,251.34    6.5200          8
58      20051215          2,985,225.68         16,219.73         688,888.48          705,108.20    6.5200          6
59      20060115          2,296,337.20         12,476.77         675,809.30          688,286.07    6.5200          5
60      20060215          1,620,527.90          8,804.87         662,974.11          671,778.98    6.5200          3

61      20060315            957,553.79          5,202.71         650,378.39          655,581.10    6.5200          2
62      20060415            307,175.40          1,668.99         307,175.40          308,844.39    6.5200          1
--      --------          ------------     -------------      -------------       -------------    ------    -------
                                           10,125,132.31      48,000,000.00       58,125,132.31
                                           -------------      -------------       -------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof hav e not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).

                                                                          Page17

                              Bond Cash Flow Report
                        CONSECO 2001 -A HOME EQUITY FIXED
                               Settlement 20010131

                                  Class II-A -3

             Prepayment(GRP): 125. 00000;100.00000 ... User_Curve_1
                 Default(GRP): 0.00000;0 .00000... %CURR.BAL/MON
                       Recovery(GRP): 0. 00000;0.00000...
                                LAG(GRP): 0;0;...

                                                                Principal                           Eff.
Prd       Date             Balance            Interest            Pmt                 Total        Coupon    Percent
---     --------        --------------      ------------      -------------       -------------    ------    -------
1       20010315         31,700,000.00        285,300.00               0.00          285,300.00   10.8000        100
2       20010415         31,700,000.00        190,200.00               0.00          190,200.00    7.2000        100
3       20010515         31,700,000.00        190,200.00               0.00          190,200.00    7.2000        100
4       20010615         31,700,000.00        190,200.00               0.00          190,200.00    7.2000        100
5       20010715         31,700,000.00        190,200.00               0.00          190,200.00    7.2000        100

6       20010815         31,700,000.00        190,200.00               0.00          190,200.00    7.2000        100
7       20010915         31,700,000.00        190,200.00               0.00          190,200.00    7.2000        100
8       20011015         31,700,000.00        190,200.00               0.00          190,200.00    7.2000        100
9       20011115         31,700,000.00        190,200.00               0.00          190,200.00    7.2000        100
10      20011215         31,700,000.00        190,200.00               0.00          190,200.00    7.2000        100

11      20020115         31,700,000.00        190,200.00               0.00          190,200.00    7.2000        100
12      20020215         31,700,000.00        190,200.00               0.00          190,200.00    7.2000        100
13      20020315         31,700,000.00        190,200.00               0.00          190,200.00    7.2000        100
14      20020415         31,700,000.00        190,200.00               0.00          190,200.00    7.2000        100
15      20020515         31,700,000.00        190,200.00               0.00          190,200.00    7.2000        100

16      20020615         31,700,000.00        190,200.00               0.00          190,200.00    7.2000        100
17      20020715         31,700,000.00        190,200.00               0.00          190,200.00    7.2000        100
18      20020815         31,700,000.00        190,200.00               0.00          190,200.00    7.2000        100
19      20020915         31,700,000.00        190,200.00               0.00          190,200.00    7.2000        100
20      20021015         31,700,000.00        190,200.00               0.00          190,200.00    7.2000        100

21      20021115         31,700,000.00        190,200.00               0.00          190,200.00    7.2000        100
22      20021215         31,700,000.00        190,200.00               0.00          190,200.00    7.2000        100
23      20030115         31,700,000.00        190,200.00               0.00          190,200.00    7.2000        100
24      20030215         31,700,000.00        190,200.00               0.00          190,200.00    7.2000        100
25      20030315         31,700,000.00        190,200.00               0.00          190,200.00    7.2000        100

26      20030415         31,700,000.00        190,200.00               0.00          190,200.00    7.2000        100
27      20030515         31,700,000.00        190,200.00               0.00          190,200.00    7.2000        100
28      20030615         31,700,000.00        190,200.00               0.00          190,200.00    7.2000        100
29      20030715         31,700,000.00        190,200.00               0.00          190,200.00    7.2000        100
30      20030815         31,700,000.00        190,200.00               0.00          190,200.00    7.2000        100

31      20030915         31,700,000.00        190,200.00               0.00          190,200.00    7.2000        100
32      20031015         31,700,000.00        190,200.00               0.00          190,200.00    7.2000        100
33      20031115         31,700,000.00        190,200.00               0.00          190,200.00    7.2000        100
34      20031215         31,700,000.00        190,200.00               0.00          190,200.00    7.2000        100
35      20040115         31,700,000.00        190,200.00               0.00          190,200.00    7.2000        100

36      20040215         31,700,000.00        190,200.00               0.00          190,200.00    7.2000        100
37      20040315         31,700,000.00        190,200.00               0.00          190,200.00    7.2000        100
38      20040415         31,700,000.00        190,200.00               0.00          190,200.00    7.2000        100
39      20040515         31,700,000.00        190,200.00               0.00          190,200.00    7.2000        100
40      20040615         31,700,000.00        190,200.00               0.00          190,200.00    7.2000        100

41      20040715         31,700,000.00        190,200.00               0.00          190,200.00    7.2000        100
42      20040815         31,700,000.00        190,200.00               0.00          190,200.00    7.2000        100
43      20040915         31,700,000.00        190,200.00               0.00          190,200.00    7.2000        100
44      20041015         31,700,000.00        190,200.00               0.00          190,200.00    7.2000        100
45      20041115         31,700,000.00        190,200.00               0.00          190,200.00    7.2000        100

46      20041215         31,700,000.00        190,200.00               0.00          190,200.00    7.2000        100
47      20050115         31,700,000.00        190,200.00               0.00          190,200.00    7.2000        100
48      20050215         31,700,000.00        190,200.00               0.00          190,200.00    7.2000        100
49      20050315         31,700,000.00        190,200.00               0.00          190,200.00    7.2000        100
50      20050415         31,700,000.00        190,200.00               0.00          190,200.00    7.2000        100

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referre d to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).

                                                                          Page18

                              Bond Cash Flow Report
                        CONSECO 2001 -A HOME EQUITY FIXED
                               Settlement 20010131

                                  Class II-A-3

              Prepayment(GRP): 125.00000;100.00000... User_Curve_1
                 Default(GRP): 0.00000;0.00000... %CURR.BAL/MON
                        Recovery(GRP): 0.00000;0.00000...
                                LAG(GRP): 0;0;...

                                                                Principal                           Eff.
Prd       Date             Balance            Interest            Pmt                 Total        Coupon    Percent
---     --------        --------------      ------------      -------------       -------------    ------    -------
51      20050515         31,700,000.00        190,200.00               0.00          190,200.00    7.2000        100
52      20050615         31,700,000.00        190,200.00               0.00          190,200.00    7.2000        100
53      20050715         31,700,000.00        190,200.00               0.00          190,200.00    7.2000        100
54      20050815         31,700,000.00        190,200.00               0.00          190,200.00    7.2000        100
55      20050915         31,700,000.00        190,200.00               0.00          190,200.00    7.2000        100

56      20051015         31,700,000.00        190,200.00               0.00          190,200.00    7.2000        100
57      20051115         31,700,000.00        190,200.00               0.00          190,200.00    7.2000        100
58      20051215         31,700,000.00        190,200.00               0.00          190,200.00    7.2000        100
59      20060115         31,700,000.00        190,200.00               0.00          190,200.00    7.2000        100
60      20060215         31,700,000.00        190,200.00               0.00          190,200.00    7.2000        100

61      20060315         31,700,000.00        190,200.00               0.00          190,200.00    7.2000        100
62      20060415         31,700,000.00        190,200.00         330,842.29          521,042.29    7.2000        100
63      20060515         31,369,157.71        188,214.95         625,887.68          814,102.62    7.2000         99
64      20060615         30,743,270.03        184,459.62         613,984.06          798,443.68    7.2000         97
65      20060715         30,129,285.97        180,775.72         602,302.66          783,078.38    7.2000         95

66      20060815         29,526,983.31        177,161.90         590,839.35          768,001.25    7.2000         93
67      20060915         28,936,143.96        173,616.86         579,590.09          753,206.96    7.2000         91
68      20061015         28,356,553.86        170,139.32         568,550.93          738,690.25    7.2000         89
69      20061115         27,788,002.94        166,728.02         557,717.95          724,445.97    7.2000         88
70      20061215         27,230,284.98        163,381.71         547,087.35          710,469.06    7.2000         86

71      20070115         26,683,197.63        160,099.19         536,655.37          696,754.56    7.2000         84
72      20070215         26,146,542.26        156,879.25         526,418.34          683,297.59    7.2000         82
73      20070315         25,620,123.93        153,720.74         516,372.63          670,093.37    7.2000         81
74      20070415         25,103,751.30        150,622.51         506,514.71          657,137.21    7.2000         79
75      20070515         24,597,236.59        147,583.42         496,841.08          644,424.50    7.2000         78

76      20070615         24,100,395.51        144,602.37         487,348.35          631,950.72    7.2000         76
77      20070715         23,613,047.16        141,678.28         478,033.15          619,711.43    7.2000         74
78      20070815         23,135,014.01        138,810.08         468,892.18          607,702.27    7.2000         73
79      20070915         22,666,121.83        135,996.73         459,922.23          595,918.96    7.2000         72
80      20071015         22,206,199.60        133,237.20         451,120.12          584,357.32    7.2000         70

81      20071115         21,755,079.48        130,530.48      21,755,079.48       21,885,609.96    7.2000         69
--      --------         -------------     -------------      -------------       -------------    ------    -------
                                           14,885,738.35      31,700,000.00       46,585,738.35
                                           -------------      -------------       -------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).

                                                                          Page19

                              Bond Cash Flow Report
                        CONSECO 2001 -A HOME EQUITY FIXED
                               Settlement 20010131

                                  Class II-M-1

              Prepayment(GRP): 125.00000;100. 00000... User_Curve_1
                 Default(GRP): 0.00000;0.00000 ... %CURR.BAL/MON
                       Recovery(GRP): 0.00000;0 .00000...
                                LAG(GRP): 0;0;...

                                                                Principal                           Eff.
Prd       Date             Balance            Interest            Pmt                 Total        Coupon    Percent
---     --------        --------------      ------------      -------------       -------------    ------    -------
1       20010315         19,200,000.00        186,000.00               0.00          186,000.00   11.6250        100
2       20010415         19,200,000.00        124,000.00               0.00          124,000.00    7.7500        100
3       20010515         19,200,000.00        124,000.00               0.00          124,000.00    7.7500        100
4       20010615         19,200,000.00        124,000.00               0.00          124,000.00    7.7500        100
5       20010715         19,200,000.00        124,000.00               0.00          124,000.00    7.7500        100

6       20010815         19,200,000.00        124,000.00               0.00          124,000.00    7.7500        100
7       20010915         19,200,000.00        124,000.00               0.00          124,000.00    7.7500        100
8       20011015         19,200,000.00        124,000.00               0.00          124,000.00    7.7500        100
9       20011115         19,200,000.00        124,000.00               0.00          124,000.00    7.7500        100
10      20011215         19,200,000.00        124,000.00               0.00          124,000.00    7.7500        100

11      20020115         19,200,000.00        124,000.00               0.00          124,000.00    7.7500        100
12      20020215         19,200,000.00        124,000.00               0.00          124,000.00    7.7500        100
13      20020315         19,200,000.00        124,000.00               0.00          124,000.00    7.7500        100
14      20020415         19,200,000.00        124,000.00               0.00          124,000.00    7.7500        100
15      20020515         19,200,000.00        124,000.00               0.00          124,000.00    7.7500        100

16      20020615         19,200,000.00        124,000.00               0.00          124,000.00    7.7500        100
17      20020715         19,200,000.00        124,000.00               0.00          124,000.00    7.7500        100
18      20020815         19,200,000.00        124,000.00               0.00          124,000.00    7.7500        100
19      20020915         19,200,000.00        124,000.00               0.00          124,000.00    7.7500        100
20      20021015         19,200,000.00        124,000.00               0.00          124,000.00    7.7500        100

21      20021115         19,200,000.00        124,000.00               0.00          124,000.00    7.7500        100
22      20021215         19,200,000.00        124,000.00               0.00          124,000.00    7.7500        100
23      20030115         19,200,000.00        124,000.00               0.00          124,000.00    7.7500        100
24      20030215         19,200,000.00        124,000.00               0.00          124,000.00    7.7500        100
25      20030315         19,200,000.00        124,000.00               0.00          124,000.00    7.7500        100

26      20030415         19,200,000.00        124,000.00               0.00          124,000.00    7.7500        100
27      20030515         19,200,000.00        124,000.00               0.00          124,000.00    7.7500        100
28      20030615         19,200,000.00        124,000.00               0.00          124,000.00    7.7500        100
29      20030715         19,200,000.00        124,000.00               0.00          124,000.00    7.7500        100
30      20030815         19,200,000.00        124,000.00               0.00          124,000.00    7.7500        100

31      20030915         19,200,000.00        124,000.00               0.00          124,000.00    7.7500        100
32      20031015         19,200,000.00        124,000.00               0.00          124,000.00    7.7500        100
33      20031115         19,200,000.00        124,000.00               0.00          124,000.00    7.7500        100
34      20031215         19,200,000.00        124,000.00               0.00          124,000.00    7.7500        100
35      20040115         19,200,000.00        124,000.00               0.00          124,000.00    7.7500        100

36      20040215         19,200,000.00        124,000.00               0.00          124,000.00    7.7500        100
37      20040315         19,200,000.00        124,000.00               0.00          124,000.00    7.7500        100
38      20040415         19,200,000.00        124,000.00       1,218,294.54        1,342,294.54    7.7500        100
39      20040515         17,981,705.46        116,131.85         351,830.11          467,961.96    7.7500         94
40      20040615         17,629,875.35        113,859.61         345,188.47          459,048.08    7.7500         92

41      20040715         17,284,686.88        111,630.27         338,670.43          450,300.70    7.7500         90
42      20040815         16,946,016.44        109,443.02         332,273.72          441,716.74    7.7500         88
43      20040915         16,613,742.72        107,297.09         325,996.08          433,293.17    7.7500         87
44      20041015         16,287,746.64        105,191.70         319,835.32          425,027.01    7.7500         85
45      20041115         15,967,911.33        103,126.09         313,789.26          416,915.35    7.7500         83

46      20041215         15,654,122.07        101,099.54         307,855.79          408,955.33    7.7500         82
47      20050115         15,346,266.27         99,111.30         302,032.83          401,144.13    7.7500         80
48      20050215         15,044,233.45         97,160.67         296,318.32          393,478.99    7.7500         78
49      20050315         14,747,915.13         95,246.95         290,710.26          385,957.22    7.7500         77
50      20050415         14,457,204.87         93,369.45         285,206.69          378,576.14    7.7500         75

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof hav e not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).

                                                                          Page20

                              Bond Cash Flow Report
                        CONSECO 2001-A HOME EQUITY FIXED
                               Settlement 20010131

                                  Class II-M-1

             Prepayment(GRP): 125.00000;100. 00000... User _Curve_ 1
                 Default(GRP): 0.00000;0.00000... %CURR. BAL/MON
                        Recovery(GRP): 0.00000;0.00000...
                                LAG(GRP): 0;0;...

                                                                Principal                           Eff.
Prd       Date             Balance            Interest            Pmt                 Total        Coupon    Percent
---     --------        --------------      ------------      -------------       -------------    ------    -------
51      20050515         14,171,998.18         91,527.49         279,805.66          371,333.15    7.7500         74
52      20050615         13,892,192.52         89,720.41         274,505.28          364,225.69    7.7500         72
53      20050715         13,617,687.24         87,947.56         269,303.68          357,251.25    7.7500         71
54      20050815         13,348,383.56         86,208.31         264,199.04          350,407.35    7.7500         70
55      20050915         13,084,184.51         84,502.02         259,189.57          343,691.59    7.7500         68

56      20051015         12,824,994.95         82,828.09         254,273.49          337,101.58    7.7500         67
57      20051115         12,570,721.46         81,185.91         249,449.08          330,634.99    7.7500         65
58      20051215         12,321,272.38         79,574.88         244,714.64          324,289.53    7.7500         64
59      20060115         12,076,557.74         77,994.44         240,068.51          318,062.95    7.7500         63
60      20060215         11,836,489.23         76,443.99         235,509.05          311,953.04    7.7500         62

61      20060315         11,600,980.18         74,923.00         231,034.66          305,957.66    7.7500         60
62      20060415         11,369,945.52         73,430.90         226,643.75          300,074.65    7.7500         59
63      20060515         11,143,301.76         71,967.16         222,334.79          294,301.95    7.7500         58
64      20060615         10,920,966.97         70,531.25         218,106.26          288,637.51    7.7500         57
65      20060715         10,702,860.71         69,122.64         213,956.66          283,079.30    7.7500         56

66      20060815         10,488,904.05         67,740.84         209,884.54          277,625.38    7.7500         55
67      20060915         10,279,019.51         66,385.33         205,888.45          272,273.79    7.7500         54
68      20061015         10,073,131.06         65,055.64         201,967.00          267,022.63    7.7500         52
69      20061115          9,871,164.06         63,751.27         198,118.79          261,870.05    7.7500         51
70      20061215          9,673,045.27         62,471.75         194,342.46          256,814.22    7.7500         50

71      20070115          9,478,702.81         61,216.62         190,636.70          251,853.32    7.7500         49
72      20070215          9,288,066.11         59,985.43         187,000.19          246,985.61    7.7500         48
73      20070315          9,101,065.92         58,777.72         183,431.64          242,209.36    7.7500         47
74      20070415          8,917,634.28         57,593.05         179,929.80          237,522.85    7.7500         46
75      20070515          8,737,704.48         56,431.01         176,493.43          232,924.43    7.7500         46

76      20070615          8,561,211.06         55,291.15         173,121.31          228,412.47    7.7500         45
77      20070715          8,388,089.74         54,173.08         169,812.26          223,985.34    7.7500         44
78      20070815          8,218,277.48         53,076.38         166,565.11          219,641.48    7.7500         43
79      20070915          8,051,712.38         52,000.64         163,378.70          215,379.34    7.7500         42
80      20071015          7,888,333.68         50,945.49         160,251.92          211,197.40    7.7500         41

81      20071115          7,728,081.76         49,910.53       7,728,081.76        7,777,992.29    7.7500         40
--      --------          ------------      ------------      -------------       -------------    ------    -------
                                            8,159,381.53      19,200,000.00       27,359,381.53
                                            ------------      -------------       -------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).

                                                                          Page21

                              Bond Cash Flow Report
                        CONSECO 2001 -A HOME EQUITY FIXED
                               Settlement 20010131

                                  Class II- M-2

             Prepayment(GRP): 125.00000;100. 00000... User _Curve_1
                 Default(GRP): 0.00000;0.00000... %CURR.BAL/MON
                        Recovery(GRP): 0.00000;0.00000...
                                LAG(GRP): 0;0;...

                                                                Principal                           Eff.
Prd       Date             Balance            Interest            Pmt                 Total        Coupon    Percent
---     --------        --------------      ------------      -------------       -------------    ------    -------
1       20010315         16,830,000.00        185,340.38               0.00          185,340.38   13.2150        100
2       20010415         16,830,000.00        123,560.25               0.00          123,560.25    8.8100        100
3       20010515         16,830,000.00        123,560.25               0.00          123,560.25    8.8100        100
4       20010615         16,830,000.00        123,560.25               0.00          123,560.25    8.8100        100
5       20010715         16,830,000.00        123,560.25               0.00          123,560.25    8.8100        100

6       20010815         16,830,000.00        123,560.25               0.00          123,560.25    8.8100        100
7       20010915         16,830,000.00        123,560.25               0.00          123,560.25    8.8100        100
8       20011015         16,830,000.00        123,560.25               0.00          123,560.25    8.8100        100
9       20011115         16,830,000.00        123,560.25               0.00          123,560.25    8.8100        100
10      20011215         16,830,000.00        123,560.25               0.00          123,560.25    8.8100        100

11      20020115         16,830,000.00        123,560.25               0.00          123,560.25    8.8100        100
12      20020215         16,830,000.00        123,560.25               0.00          123,560.25    8.8100        100
13      20020315         16,830,000.00        123,560.25               0.00          123,560.25    8.8100        100
14      20020415         16,830,000.00        123,560.25               0.00          123,560.25    8.8100        100
15      20020515         16,830,000.00        123,560.25               0.00          123,560.25    8.8100        100

16      20020615         16,830,000.00        123,560.25               0.00          123,560.25    8.8100        100
17      20020715         16,830,000.00        123,560.25               0.00          123,560.25    8.8100        100
18      20020815         16,830,000.00        123,560.25               0.00          123,560.25    8.8100        100
19      20020915         16,830,000.00        123,560.25               0.00          123,560.25    8.8100        100
20      20021015         16,830,000.00        123,560.25               0.00          123,560.25    8.8100        100

21      20021115         16,830,000.00        123,560.25               0.00          123,560.25    8.8100        100
22      20021215         16,830,000.00        123,560.25               0.00          123,560.25    8.8100        100
23      20030115         16,830,000.00        123,560.25               0.00          123,560.25    8.8100        100
24      20030215         16,830,000.00        123,560.25               0.00          123,560.25    8.8100        100
25      20030315         16,830,000.00        123,560.25               0.00          123,560.25    8.8100        100

26      20030415         16,830,000.00        123,560.25               0.00          123,560.25    8.8100        100
27      20030515         16,830,000.00        123,560.25               0.00          123,560.25    8.8100        100
28      20030615         16,830,000.00        123,560.25               0.00          123,560.25    8.8100        100
29      20030715         16,830,000.00        123,560.25               0.00          123,560.25    8.8100        100
30      20030815         16,830,000.00        123,560.25               0.00          123,560.25    8.8100        100

31      20030915         16,830,000.00        123,560.25               0.00          123,560.25    8.8100        100
32      20031015         16,830,000.00        123,560.25               0.00          123,560.25    8.8100        100
33      20031115         16,830,000.00        123,560.25               0.00          123,560.25    8.8100        100
34      20031215         16,830,000.00        123,560.25               0.00          123,560.25    8.8100        100
35      20040115         16,830,000.00        123,560.25               0.00          123,560.25    8.8100        100

36      20040215         16,830,000.00        123,560.25               0.00          123,560.25    8.8100        100
37      20040315         16,830,000.00        123,560.25         653,212.87          776,773.12    8.8100        100
38      20040415         16,176,787.13        118,764.58         412,004.27          530,768.85    8.8100         96
39      20040515         15,764,782.87        115,739.78         308,453.80          424,193.58    8.8100         94
40      20040615         15,456,329.07        113,475.22         302,630.99          416,106.20    8.8100         92

41      20040715         15,153,698.08        111,253.40         296,916.54          408,169.94    8.8100         90
42      20040815         14,856,781.54        109,073.54         291,308.47          400,382.00    8.8100         88
43      20040915         14,565,473.07        106,934.85         285,804.78          392,739.63    8.8100         87
44      20041015         14,279,668.29        104,836.56         280,403.56          385,240.13    8.8100         85
45      20041115         13,999,264.72        102,777.94         275,102.91          377,880.85    8.8100         83

46      20041215         13,724,161.81        100,758.22         269,900.97          370,659.19    8.8100         82
47      20050115         13,454,260.84         98,776.70         264,795.90          363,572.60    8.8100         80
48      20050215         13,189,464.94         96,832.66         259,785.92          356,618.58    8.8100         78
49      20050315         12,929,679.02         94,925.39         254,869.27          349,794.67    8.8100         77
50      20050415         12,674,809.75         93,054.23         250,044.22          343,098.45    8.8100         75

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referre d to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securiti es or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to t he actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).

                                                                          Page22

                              Bond Cash Flow Report
                        CONSECO 2001-A HOME EQUITY FIXED
                               Settlement 20010131

                                  Class II-M-2

              Prepayment(GRP): 125.00000;100.00000... User_Curve_1
                 Default(GRP): 0.00000;0.00000... %CURR. BAL/MON
                       Recovery(GRP): 0. 00000;0.00000...
                                LAG(GRP): 0;0;...

                                                                Principal                           Eff.
Prd       Date             Balance            Interest            Pmt                 Total        Coupon    Percent
---     --------        --------------      ------------      -------------       -------------    ------    -------
51      20050515         12,424,765.53         91,218.49         245,309.07          336,527.56    8.8100         74
52      20050615         12,179,456.46         89,417.51         240,662.16          330,079.67    8.8100         72
53      20050715         11,938,794.29         87,650.65         236,101.86          323,752.51    8.8100         71
54      20050815         11,702,692.43         85,917.27         231,626.56          317,543.83    8.8100         70
55      20050915         11,471,065.87         84,216.74         227,234.69          311,451.43    8.8100         68

56      20051015         11,243,831.19         82,548.46         222,924.70          305,473.16    8.8100         67
57      20051115         11,020,906.49         80,911.82         218,695.08          299,606.90    8.8100         65
58      20051215         10,802,211.40         79,306.24         214,544.34          293,850.58    8.8100         64
59      20060115         10,587,667.06         77,731.12         210,471.02          288,202.15    8.8100         63
60      20060215         10,377,196.04         76,185.91         206,473.69          282,659.60    8.8100         62

61      20060315         10,170,722.35         74,670.05         202,550.93          277,220.99    8.8100         60
62      20060415          9,968,171.41         73,182.99         198,701.37          271,884.37    8.8100         59
63      20060515          9,769,470.04         71,724.19         194,923.66          266,647.85    8.8100         58
64      20060615          9,574,546.38         70,293.13         191,216.45          261,509.58    8.8100         57
65      20060715          9,383,329.94         68,889.28         187,578.44          256,467.72    8.8100         56

66      20060815          9,195,751.49         67,512.14         184,008.36          251,520.50    8.8100         55
67      20060915          9,011,743.13         66,161.21         180,504.94          246,666.16    8.8100         54
68      20061015          8,831,238.19         64,836.01         177,066.95          241,902.96    8.8100         52
69      20061115          8,654,171.23         63,536.04         173,693.18          237,229.22    8.8100         51
70      20061215          8,480,478.05         62,260.84         170,382.43          232,643.28    8.8100         50

71      20070115          8,310,095.61         61,009.95         167,133.55          228,143.50    8.8100         49
72      20070215          8,142,962.07         59,782.91         163,945.37          223,728.28    8.8100         48
73      20070315          7,979,016.70         58,579.28         160,816.78          219,396.06    8.8100         47
74      20070415          7,818,199.92         57,398.62         157,746.67          215,145.29    8.8100         46
75      20070515          7,660,453.25         56,240.49         154,733.96          210,974.46    8.8100         46

76      20070615          7,505,719.28         55,104.49         151,777.59          206,882.08    8.8100         45
77      20070715          7,353,941.69         53,990.19         148,876.50          202,866.69    8.8100         44
78      20070815          7,205,065.19         52,897.19         146,029.68          198,926.87    8.8100         43
79      20070915          7,059,035.51         51,825.09         143,236.12          195,061.21    8.8100         42
80      20071015          6,915,799.39         50,773.49         140,494.83          191,268.32    8.8100         41

81      20071115          6,775,304.56         49,742.03       6,775,304.56        6,825,046.59    8.8100         40
--      --------          ------------      ------------      -------------       -------------    ------    -------
                                            8,126,226.26      16,830,000.00       24,956,226.26
                                            ------------      -------------       -------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).

                                                                          Page23

                              Bond Cash Flow Report
                        CONSECO 2001-A HOME EQUITY FIXED
                               Settlement 20010131

                                  Class II-B-1

             Prepayment(GRP): 125 .00000;100.00000... User_Curve_ 1
                 Default(GRP): 0.00000;0.00000 ... %CURR.BAL/MON
                        Recovery(GRP): 0.00000;0.00000...
                               LAG(GRP): 0;0; ...

                                                                Principal                           Eff.
Prd       Date             Balance            Interest            Pmt                 Total        Coupon    Percent
---     --------        --------------      ------------      -------------       -------------    ------    -------
1       20010315         14,465,000.00        186,236.88               0.00          186,236.88   15.4500        100
2       20010415         14,465,000.00        124,157.92               0.00          124,157.92   10.3000        100
3       20010515         14,465,000.00        124,157.92               0.00          124,157.92   10.3000        100
4       20010615         14,465,000.00        124,157.92               0.00          124,157.92   10.3000        100
5       20010715         14,465,000.00        124,157.92               0.00          124,157.92   10.3000        100

6       20010815         14,465,000.00        124,157.92               0.00          124,157.92   10.3000        100
7       20010915         14,465,000.00        124,157.92               0.00          124,157.92   10.3000        100
8       20011015         14,465,000.00        124,157.92               0.00          124,157.92   10.3000        100
9       20011115         14,465,000.00        124,157.92               0.00          124,157.92   10.3000        100
10      20011215         14,465,000.00        124,157.92               0.00          124,157.92   10.3000        100

11      20020115         14,465,000.00        124,157.92               0.00          124,157.92   10.3000        100
12      20020215         14,465,000.00        124,157.92               0.00          124,157.92   10.3000        100
13      20020315         14,465,000.00        124,157.92               0.00          124,157.92   10.3000        100
14      20020415         14,465,000.00        124,157.92               0.00          124,157.92   10.3000        100
15      20020515         14,465,000.00        124,157.92               0.00          124,157.92   10.3000        100

16      20020615         14,465,000.00        124,157.92               0.00          124,157.92   10.3000        100
17      20020715         14,465,000.00        124,157.92               0.00          124,157.92   10.3000        100
18      20020815         14,465,000.00        124,157.92               0.00          124,157.92   10.3000        100
19      20020915         14,465,000.00        124,157.92               0.00          124,157.92   10.3000        100
20      20021015         14,465,000.00        124,157.92               0.00          124,157.92   10.3000        100

21      20021115         14,465,000.00        124,157.92               0.00          124,157.92   10.3000        100
22      20021215         14,465,000.00        124,157.92               0.00          124,157.92   10.3000        100
23      20030115         14,465,000.00        124,157.92               0.00          124,157.92   10.3000        100
24      20030215         14,465,000.00        124,157.92               0.00          124,157.92   10.3000        100
25      20030315         14,465,000.00        124,157.92               0.00          124,157.92   10.3000        100

26      20030415         14,465,000.00        124,157.92               0.00          124,157.92   10.3000        100
27      20030515         14,465,000.00        124,157.92               0.00          124,157.92   10.3000        100
28      20030615         14,465,000.00        124,157.92               0.00          124,157.92   10.3000        100
29      20030715         14,465,000.00        124,157.92               0.00          124,157.92   10.3000        100
30      20030815         14,465,000.00        124,157.92               0.00          124,157.92   10.3000        100

31      20030915         14,465,000.00        124,157.92               0.00          124,157.92   10.3000        100
32      20031015         14,465,000.00        124,157.92               0.00          124,157.92   10.3000        100
33      20031115         14,465,000.00        124,157.92               0.00          124,157.92   10.3000        100
34      20031215         14,465,000.00        124,157.92               0.00          124,157.92   10.3000        100
35      20040115         14,465,000.00        124,157.92               0.00          124,157.92   10.3000        100

36      20040215         14,465,000.00        124,157.92               0.00          124,157.92   10.3000        100
37      20040315         14,465,000.00        124,157.92         646,963.38          771,121.30   10.3000        100
38      20040415         13,818,036.62        118,604.81         270,176.34          388,781.16   10.3000         96
39      20040515         13,547,860.28        116,285.80         265,077.48          381,363.28   10.3000         94
40      20040615         13,282,782.79        114,010.55         260,073.50          374,084.06   10.3000         92

41      20040715         13,022,709.29        111,778.25         255,162.66          366,940.91   10.3000         90
42      20040815         12,767,546.63        109,588.11         250,343.21          359,931.32   10.3000         88
43      20040915         12,517,203.42        107,439.33         245,613.49          353,052.82   10.3000         87
44      20041015         12,271,589.94        105,331.15         240,971.81          346,302.96   10.3000         85
45      20041115         12,030,618.12        103,262.81         236,416.57          339,679.37   10.3000         83

46      20041215         11,794,201.56        101,233.56         231,946.14          333,179.71   10.3000         82
47      20050115         11,562,255.41         99,242.69         227,558.98          326,801.67   10.3000         80
48      20050215         11,334,696.43         97,289.48         223,253.53          320,543.01   10.3000         78
49      20050315         11,111,442.91         95,373.22         219,028.28          314,401.50   10.3000         77
50      20050415         10,892,414.63         93,493.23         214,881.75          308,374.98   10.3000         75

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).

                                                                          Page24

                              Bond Cash Flow Report
                        CONSECO 2001-A HOME EQUITY FIXED
                               Settlement 20010131

                                  Class II-B-1

             Prepayment(GRP): 125.00000;100. 00000... User_Curve_ 1
                Default(GRP): 0. 00000;0. 00000... %CURR.BAL/MON
                        Recovery(GRP): 0.00000;0.00000...
                               LAG(GRP): 0;0; ...

                                                                Principal                           Eff.
Prd       Date             Balance            Interest            Pmt                 Total        Coupon    Percent
---     --------        --------------      ------------      -------------       -------------    ------    -------
51      20050515         10,677,532.87         91,648.82         210,812.48          302,461.31   10.3000         74
52      20050615         10,466,720.39         89,839.35         206,819.05          296,658.40   10.3000         72
53      20050715         10,259,901.35         88,064.15         202,900.04          290,964.19   10.3000         71
54      20050815         10,057,001.31         86,322.59         199,054.07          285,376.67   10.3000         70
55      20050915          9,857,947.24         84,614.05         195,279.81          279,893.86   10.3000         68

56      20051015          9,662,667.43         82,937.90         191,575.92          274,513.81   10.3000         67
57      20051115          9,471,091.51         81,293.54         187,941.09          269,234.62   10.3000         65
58      20051215          9,283,150.42         79,680.37         184,374.05          264,054.42   10.3000         64
59      20060115          9,098,776.38         78,097.83         180,873.54          258,971.37   10.3000         63
60      20060215          8,917,902.84         76,545.33         177,438.33          253,983.66   10.3000         62

61      20060315          8,740,464.52         75,022.32         174,067.21          249,089.53   10.3000         60
62      20060415          8,566,397.31         73,528.24         170,758.99          244,287.24   10.3000         59
63      20060515          8,395,638.32         72,062.56         167,512.52          239,575.08   10.3000         58
64      20060615          8,228,125.80         70,624.75         164,326.63          234,951.38   10.3000         57
65      20060715          8,063,799.16         69,214.28         161,200.23          230,414.50   10.3000         56

66      20060815          7,902,598.94         67,830.64         158,132.19          225,962.83   10.3000         55
67      20060915          7,744,466.75         66,473.34         155,121.44          221,594.78   10.3000         54
68      20061015          7,589,345.32         65,141.88         152,166.91          217,308.80   10.3000         52
69      20061115          7,437,178.40         63,835.78         149,267.58          213,103.36   10.3000         51
70      20061215          7,287,910.82         62,554.57         146,422.41          208,976.97   10.3000         50

71      20070115          7,141,488.42         61,297.78         252,167.71          313,465.48   10.3000         49
72      20070215          6,889,320.71         59,133.34         403,459.31          462,592.64   10.3000         48
73      20070315          6,485,861.40         55,670.31         395,760.04          451,430.35   10.3000         45
74      20070415          6,090,101.36         52,273.37         388,204.70          440,478.07   10.3000         42
75      20070515          5,701,896.66         48,941.28         380,790.61          429,731.89   10.3000         39

76      20070615          5,321,106.05         45,672.83         373,515.16          419,187.98   10.3000         37
77      20070715          4,947,590.89         42,466.82         366,375.77          408,842.59   10.3000         34
78      20070815          4,581,215.12         39,322.10         359,369.92          398,692.02   10.3000         32
79      20070915          4,221,845.20         36,237.50         352,495.14          388,732.64   10.3000         29
80      20071015          3,869,350.06         33,211.92         345,749.00          378,960.92   10.3000         27

81      20071115          3,523,601.06         30,244.24       3,523,601.06        3,553,845.31   10.3000         24
--      --------          ------------      ------------      -------------       -------------   -------    -------
                                            8,058,658.65      14,465,000.00       22,523,658.65
                                            ------------      -------------       -------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).

                                                                          Page25